Long term loan	12 Months Ended
Dec. 31, 2020
Long term loan [Abstract]
Long term loan
19. Long term loan

	December 31,
	2020	2019
	US$’000	US$’000
Long term loan principal	88,037	82,456
Unamortized debt issuance costs	(735)	(846)
Long term loan	87,302	81,610

As part of the acquisition of Aegerion on September 24, 2019, Aegerion entered into a new U.S. dollar denominated US$81,021,000 secured term loan debt facility (“Term Loan”) with various lenders. The Term Loan is made up of a US$54,469,000 loan that was in place prior to the acquisition which was refinanced as part of the acquisition and a US$26,552,000 additional loan that was drawn down on September 24, 2019. The Term Loan has a five-year term from the date of the draw down, September 24, 2019 and matures on September 24, 2024. Under the Term Loan, interest will be payable at the option of the Group at the rate of 11% per annum paid in cash on a quarterly basis or at a rate of 6.5% paid in cash plus 6.5% paid in kind that will be paid when the principal is repaid, which rolls up and is included in the principal balance outstanding, on a quarterly basis. Unpaid accrued interest of US$1,439,000 as at December 31, 2020 is recognized in current liabilities with trade and other payables (2019: US$nil). The Term Loan may be prepaid, in whole or in part, by Aegerion at any time subject to payment of an exit fee, which depending on the stage of the loan term, ranges from 5.00% to 0.00% of the principal then outstanding on the Term Loan.

In connection with the Term Loan, the Group incurred approximately US$870,000 of debt issuance costs, which primarily consisted of underwriting, legal and other professional fees. These costs are being amortized over the expected life of the loan using the effective interest method.

The Term Loan is guaranteed by Amryt and certain subsidiaries of the Group. In connection with the loan agreement, fixed and floating charges have been placed on property and undertakings of Amryt and certain subsidiaries of the Group.

The Term Loan agreement includes affirmative and negative covenants, including prohibitions on the incurrence of additional indebtedness, granting of liens, certain asset dispositions, investments, and restricted payments, in each case, subject to certain exceptions set forth in the Loan Agreement. The Term Loan agreement also includes customary events of default for a transaction of this type and includes (i) a cross-default to the occurrence of any event of default under material indebtedness of Aegerion and certain subsidiaries of the Group and Amryt, including the convertible notes, and (ii) Amryt or any of its subsidiaries being subject to bankruptcy or other insolvency proceedings. Upon the occurrence of an event of default, the lenders may declare all of the outstanding Term Loan and other obligations under the Term Loan agreement to be immediately due and payable and exercise all rights and remedies available to the lenders under the Term Loan agreement and related documentation. There have been no events of default or breaches of the covenants occurring for the year ended December 31, 2020 (2019: no events).

Total
US$’000
Changes in long term loans from financing activities:
At January 1, 2020	81,610
Cash-flows
Proceeds from loans and borrowings	—
Repayment of loans and borrowings	—
Liability related
Paid in kind interest	5,585
Amortization of debt costs	107
Accrued interest	1,439
At December 31, 2020	88,741